Exhibit 4.2


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                         CITIBANK (SOUTH DAKOTA), N.A.,

                              Seller and Servicer,

                               CITIBANK (NEVADA),

                              NATIONAL ASSOCIATION,

                                     Seller,

                                       and

                             BANKERS TRUST COMPANY,

                                     Trustee

                       on behalf of the Certificateholders

                              SERIES [ ] SUPPLEMENT

                              Dated as of [ ], [ ]

                                       to

                         POOLING AND SERVICING AGREEMENT

                            Dated as of May 29, 1991

                       CITIBANK CREDIT CARD MASTER TRUST I

                                   SERIES [ ]

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


                                TABLE OF CONTENTS

                                                                            Page

                                    ARTICLE I

                     Creation of the Series [ ] Certificates

Section 1.01.     Designation.................................................1


                                   ARTICLE II

                                   Definitions

Section 2.01.     Definitions.................................................2

Section 2.02.     Amendment to Definition of "Series Adjusted
                  Invested Amount"............................................9


                                   ARTICLE III

                              Servicer and Trustee

Section 3.01.     Servicing Compensation......................................9
Section 3.02.     Trustee Appointment of Agents..............................10


                                   ARTICLE IV

                   Rights of Series [ ] Certificateholders and
                    Allocation and Application of Collections

Section 4.01.     Allocations................................................10
Section 4.02.     Application of Investor Finance Charge
                  Collections, Available Investor Principal
                  Collections and Series [    ] Excess
                  Principal Collections......................................11
Section 4.03.     Investor Charge-Offs.......................................13

                                                                            Page

                                    ARTICLE V

                     Definitions of Series Invested Amount,
               Series Adjusted Invested Amount, Principal Amount;
                                Payment Requests,
                     Principal Funding sub-Account Shortfall

Section 5.01.     Definitions of Series Invested Amount, Series
                  Adjusted Invested Amount and Principal
                  Amount.....................................................14
Section 5.02.     Payment Request............................................16
Section 5.03.     Finance Charges Allocable to Segregated
                  Sellers' Interest..........................................16


                                   ARTICLE VI

                          Distributions and Reports to
                          Series [ ] Certificateholders

Section 6.01.     Distributions..............................................17
Section 6.02.     Monthly Performance Statement and Monthly
                  Servicer's Certificate.....................................17
Section 6.03.     Monthly Computation Statement..............................17


                                   ARTICLE VII

              Final Distributions; Sale of Credit Card Receivables

Section 7.01.     Sale of Certificateholders' Interest Pursuant
                  to Section 2.06 or 10.01 of the Agreement..................17
Section 7.02.     Distribution of Proceeds of Sale, Disposition
                  or Liquidation of the Receivables Pursuant to
                  Section 9.02 of the Agreement..............................18
Section 7.03.     Sale of Credit Card Receivables............................19


                                   ARTICLE IX

                            Miscellaneous Provisions

Section 8.01.     Ratification of Agreement..................................20
Section 8.02.     Counterparts...............................................20
Section 8.03.     Governing Law..............................................20
Section 8.04.     Construction of Agreement..................................20
Section 8.05.     Excluded Series............................................20

                          EXHIBITS

Exhibit A        Form of Payment Request
Exhibit B        Form of Monthly Performance Statement
Exhibit C        Form of Monthly Servicer's Certificate
Exhibit D        Form of Monthly Computation Statement
Exhibit E        Form of Credit Card Participation Certificate

                                    SERIES [ ] SUPPLEMENT dated as of [ ], [ ],
                            among CITIBANK (SOUTH DAKOTA), N.A., a
                           national banking association, Seller and Servicer; CITIBANK (NEVADA), NATIONAL ASSOCIATION, a national banking association, Seller; and BANKERS TRUST COMPANY, a New York banking corporation, as Trustee.

     Pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991 (as amended and supplemented, the "Agreement"), among the Sellers, the Servicer and the Trustee, the Sellers have created Citibank Credit Card Master Trust I (the "Trust"). Section 6.03 of the Agreement provides that the Sellers may from time to time direct the Trustee to issue, on behalf of the Trust, one or more new Series of Investor Certificates representing fractional undivided interests in the Trust. The Principal Terms of any new Series are to be set forth in a Supplement to the Agreement.

     Pursuant to this Series Supplement, the Sellers and the Trustee shall create a new Series of Certificates constituting Investor Certificates and specify the Principal Terms thereof.


                                    ARTICLE I

                     Creation of the Series [ ] Certificates

     Section 1.01. Designation. (a) There is hereby created a Series of Investor Certificates to be issued pursuant to the Agreement and this Series Supplement to be known as "Citibank Credit Card Master Trust I, Series [ ]". Such Investor Certificates shall be issued in one Class and shall be known as the "Series [ ] Credit Card Participation Certificates" or the "Series [ ] Certificates" and shall be substantially in the form of Exhibit E.

     (b) Series [ ] shall be included in Group Two. Notwithstanding any provision in the Agreement or in this Series Supplement, the first Distribution Date with respect to Series [ ] shall be the [ ] [ ] Distribution Date. Series [ ] shall be an Excluded Series to the extent specified in Section 8.05.

     (c) If any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Agreement, the terms and provisions of this Series Supplement shall govern.

                                   ARTICLE II

                                   Definitions

     Section 2.01. Definitions. (a) Whenever used in this Series Supplement, the following words and phrases shall have the following meanings, and the definitions of such terms are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

     "Allocable Defaulted Amount" shall mean, with respect to any Due Period, an amount equal to the product of (a) the Series [ ] Allocation Percentage with respect to such Due Period, (b) the Floating Allocation Percentage with respect to such Due Period and (c) the Defaulted Amount with respect to such Due Period.

     "Allocable Finance Charge Collections" shall mean, with respect to any Due Period, the product of (a) the Series [ ] Allocation Percentage for such Due Period and (b) the aggregate amount of Collections in respect of Finance Charge Receivables relating to such Due Period.

     "Allocable Miscellaneous Payments" shall mean, with respect to any Distribution Date, the product of (a) the Series [ ] Allocation Percentage for the related Due Period and (b) Miscellaneous Payments with respect to the related Due Period.

     "Allocable Principal Collections" shall mean, with respect to any Due Period, the product of (a) the Series [ ] Allocation Percentage for such Due Period and (b) the aggregate amount of Collections in respect of Principal Receivables relating to such Due Period.

     "Available Investor Principal Collections" shall mean, with respect to any Due Period, the sum of (a) an amount equal to Investor Principal Collections for such Due Period, plus (b) Allocable Miscellaneous Payments on deposit in the Collection Account for such Due Period, plus (c) Series [ ] Excess Principal Collections on deposit in the Collection Account for such Due Period, plus (d) Subordinated Series Reallocated Principal Collections on deposit in the Collection Account for such Due Period, plus (e) the Reassignment Amount.

     "Closing Date" shall mean [ ], [ ].

     "Cut-Off Date" shall mean [ ], [ ].

     "Determination Date" shall mean the earlier of the fifth Business Day and the eighth calendar day preceding the seventh day of each calendar month (or, if such seventh day is not a Business Day, the next succeeding Business Day).

     "Distribution Date" shall mean the seventh day of each calendar month, or if the seventh day is not a Business Day, the next succeeding Business Day, commencing [ ], [ ].

     "Duff & Phelps" shall mean Duff & Phelps Credit Rating Co. and its successors.

     "Early Amortization Period" shall mean the period beginning at the close of business on the Business Day immediately preceding the day on which an Amortization Event with respect to Series [ ] is deemed to have occurred, and ending upon the earlier to occur of (i) the payment in full to the Series [ ] Certificateholders of the Series [ ] Invested Amount, and (ii) the Termination Date.

     "Fitch" shall mean Fitch IBCA, Inc. and its successors.

     "Floating Allocation Percentage" shall mean, with respect to any Due Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the highest Series [ ] Invested Amount during such Due Period and the denominator of which is the product of (a) the total amount of Principal Receivables in the Trust as of the last day of the immediately preceding Due Period and (b) the Series [ ] Allocation Percentage with respect to the Due Period in respect of which the Floating Allocation Percentage is being determined; provided, however, that, with respect to the first Due Period, the Floating Allocation Percentage shall mean the percentage equivalent of a fraction, the numerator of which is the highest Series [ ] Invested Amount during such first Due Period and the denominator of which is the product of (x) the total amount of Principal Receivables in the Trust on the Cut-Off Date and (y) the Series [ ] Allocation Percentage with respect to the CutOff Date; provided further, that with respect to any Due Period in which a Lump Addition occurs or a removal of Accounts pursuant to Section 2.10 of the Agreement occurs, the amount referred to in clause (a) shall be the weighted average of the amount of Principal Receivables in the Trust on the date on which such Lump Addition or removal of Accounts occurs (after giving effect thereto) and the last day of the immediately preceding Due Period.

     "Group Two" shall mean Series [ ] and each other Series specified in the related Supplement to be included in Group Two.

     "Indenture" shall mean the Indenture, dated as of [ ], [ ], between Citibank Credit Card Issuance Trust, as Issuer, and Bankers Trust Company, as Trustee, as amended and supplemented from time to time.

     "Initial Dollar Principal Amount" shall have the meaning specified in the Indenture.

     "Interest Deposit Date" shall mean, with respect to any Due Period, each date on which any portion of the Targeted Interest Deposit Amount is to be deposited.

     "Investor Charge-Offs" shall have the meaning specified in Section 4.03.

     "Investor Finance Charge Collections" shall mean, with respect to any Due Period, an amount equal to (a) the product of (i) the Floating Allocation Percentage for such Period and (ii) Allocable Finance Charge Collections deposited in the Collection Account for the related Due Period, minus (b) the aggregate amount of Servicer Interchange for such Period.

     "Investor Principal Collections" shall mean, with respect to any Due Period, the Principal Allocation Percentage of Allocable Principal Collections deposited in the Collection Account for such Due Period (or any partial Due Period which occurs as the first Due Period during the Early Amortization Period).

     "Monthly Computation Statement" shall mean a statement substantially in the form of Exhibit D.

     "Moody's" shall mean Moody's Investors Service, Inc. and its successors.

     "Net Servicing Fee Rate" shall mean (a) so long as Citibank (South Dakota) or an Affiliate of Citibank (South Dakota) is the Servicer, 0.37% per annum and
(b) if Citibank (South Dakota) or an Affiliate of Citibank (South Dakota) is no longer the Servicer, 0.77% per annum.

     "Outstanding" shall have the meaning specified in the Indenture.

     "Payment Request" shall mean a statement substantially in the form of Exhibit A.

     "Principal Allocation Percentage" shall mean, with respect to any Due Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Series Adjusted Invested Amount as of the last day of such Due Period and the denominator of which is the product of
(a) the total amount of Principal Receivables in the Trust as of the last day of the immediately preceding Due Period and (b) the Series [ ] Allocation Percentage with respect to the Due Period in respect of which the Principal Allocation Percentage is being determined; provided, however, that, with respect to any Due Period in which a Lump Addition occurs or a removal of Accounts pursuant to Section 2.10 of the Agreement occurs, the amount referred to in clause (a) shall be the weighted average of the amount of Principal Receivables in the Trust on the date on which such Lump Addition or removal of Accounts occurs (after giving effect thereto) and the last day of the immediately preceding Due
Period.

     "Principal Deposit Date" shall mean, with respect to any Due Period, each date on which any portion of the Targeted Principal Deposit Amount is to be deposited.

     "Reassignment Amount" shall mean, with respect to any Distribution Date, after giving effect to any deposits and distributions otherwise to be made on such Distribution Date, the sum of (a) the Series [ ] Invested Amount on such Distribution Date, (b) the Targeted Interest Deposit Amount required to be deposited on each Interest Deposit Date with respect to the immediately preceding Due Period, (c) any Targeted Interest Deposit Amount due and not yet deposited from any prior Interest Deposit Dates and (d) any other fees and expenses of the Issuer relating to the issuance of Notes.

     "Receivables Sale Proceeds" shall mean [ ].

     "Revolving Period" shall mean the period beginning at the close of business on the Business Day immediately preceding the Cut-Off Date and ending on the close of business on the day the Early Amortization Period commences.

     "Segregated Sellers' Interest" shall mean a dollar amount of Sellers' Interest designated from time to time by the Series [ ] Certificate Representative to the Servicer, as notified to the Servicer pursuant to Section 506 of the Indenture.

     "Sellers' Percentage" shall mean 100% minus (a) the Floating Allocation Percentage, when used with respect to Finance Charge Receivables and Defaulted Receivables, and (b) the Principal Allocation Percentage, when used with respect to Principal Receivables.

     "Series Adjusted Invested Amount" shall have the meaning specified in
Section 5.01(a).

     "Series [ ]" or "Series [ ] Certificates" shall mean any investor certificate in the Master Trust created by this Series Supplement.

     "Series [ ] Allocation Percentage" shall mean, with respect to any Due Period, the Series Allocation Percentage with respect to Series [ ] for such Due Period.

     "Series [ ] Certificateholders" shall mean the Holders of Series [ ] Certificates.

     "Series [ ] Certificateholders' Interest" shall mean that portion of the Certificateholders' Interest evidenced by the Series [ ] Certificates.

     "Series [ ] Certificate Representative" shall mean (a) if there is one Holder of the Series [ ] Certificates, such Holder or the designee of such Holder, and (b) if there is more than one Holder of the Series [ ] Certificates, the designee of the Holders of a majority of the outstanding principal balance of the Series [ ] Certificates.

     "Series [ ] Default Amount" shall mean, with respect to any Due Period, an amount equal to the Allocable Defaulted Amount for such Due Period.

     "Series [ ] Excess Principal Collections" shall mean, with respect to any Due Period, an amount equal to the Series [ ] Principal Shortfall for such Due Period; provided, however, that if the aggregate amount of Excess Principal Collections for all Series for such Due Period is less than the aggregate amount of Principal Shortfalls for all Series for such Due Period, then Series [ ] Excess Principal Collections for such Due Period shall equal the product of (x) Excess Principal Collections for all Series for such Due Period and (y) a fraction, the numerator of which is the Series [ ] Principal Shortfall for such Due Period and the denominator of which is the aggregate amount of Principal Shortfalls for all Series for such Due Period.

     "Series [ ] Invested Amount" shall have the meaning specified in Section 5.01(a).

     "Series [ ] Monthly Servicing Fee" shall have the meaning specified in
Section 3.01.

     "Series [ ] Principal Shortfall" shall equal

          (a) for any Due Period with respect to the Revolving Period, the excess of (i) the Targeted Principal Deposit Amount for such Due Period (plus any Targeted Principal Deposit Amount from prior Due Periods for which no deposit was made) over (ii) Available Investor Principal Collections for such Due Period (excluding any portion thereof attributable to Series [ ] Excess Principal Collections); and

          (b) for any Due Period with respect to the Early Amortization Period, the excess of (i) the Series [ ] Invested Amount over (ii) Available Investor Principal Collections for such Due Period (excluding any portion thereof attributable to Series [ ] Excess Principal Collections).

     "Series Supplement" shall mean this Series Supplement as amended and supplemented from time to time.

     "Servicer Interchange" shall mean, for any Due Period, the product of (a) the Floating Allocation Percentage for such Due

Period and (b) the portion of Allocable Finance Charge Collections deposited in the Collection Account for such Due Period that is attributable to Interchange; provided, however, that Servicer Interchange for a Due Period shall not exceed one-twelfth of the product of (i) the Series [ ] Allocable Invested Amount as of the last day of the preceding Due Period and (ii) 1.50%.

     "Servicing Fee" shall have the meaning specified in Section 3.01.

     "Servicing Fee Rate" shall mean 2.27% per annum.

     "Standard & Poor's" shall mean Standard & Poor's Ratings Services and its successors.

     "Subordinated Series" shall mean any Series which, pursuant to the terms of the related Supplement, is subordinated in any manner to the Series [ ] Certificates.

     "Subordinated Series Reallocated Principal Collections" shall mean, with respect to any Due Period, that portion of Collections of Principal Receivables allocable to a Subordinated Series which, pursuant to the terms of the related Supplement, are to be reallocated to Series [ ] and treated as a portion of Available Investor Principal Collections for such Due Period.

     "Targeted Interest Deposit Amount" shall mean, for any tranche with respect to any Due Period, the dollar amount equal to all amounts targeted to be deposited into the applicable Interest Funding sub-Account for each tranche on the applicable Interest Deposit Date for each tranche following the end of such Due Period, as notified to the Servicer pursuant to a Payment Request.

     "Targeted Principal Deposit Amount" shall mean, for any tranche with respect to any Due Period, the dollar amount equal to all amounts targeted to be deposited into the applicable Principal Funding sub-Account for each tranche on the applicable Principal Deposit Date for each tranche following the end of such Due Period, as notified to the Servicer pursuant to a Payment Request.

     "Termination Date" shall mean the [ ] 2020 Distribution Date, as such date may be extended from time to time by notice from the Series [ ]
Certificateholders to the Trustee, and upon the issuance of a Master Trust and Issuer Tax Opinion and upon satisfaction of the Rating Agency Condition.

     "Termination Proceeds" shall mean any Termination Proceeds arising out of a sale of Receivables (or interests therein) pursuant to Section 12.02(c) of the Agreement with respect to Series [ ].

     (b) Notwithstanding anything to the contrary in this Series Supplement or the Agreement, the term "Adverse Effect" shall mean whenever used in this Series Supplement or the Agreement with respect to Series [ ] with respect to any action, that such action will (i) at the time of its occurrence or at any future date result in the occurrence of an Amortization Event, or (ii) adversely affect the amount of funds available to be distributed to the Series [ ] Certificateholders pursuant to this Series Supplement or the timing of such distributions.

     (c) As used in this Series Supplement and in the Agreement with respect to Series [ ], "highest investment category" shall mean (i) in the case of Standard & Poor's, A-1+ or AAA, as applicable, (ii) in the case of Moody's, P-1 or Aaa, as applicable, (iii) in the case of Duff & Phelps, D-1+ or AAA, as applicable, and (iv) in the case of Fitch, F-1+ or AAA, as applicable. If at any time before the Series [ ] Invested Amount is paid in full there is no longer a Series or Class of Investor Certificates rated in the highest category by both Standard & Poor's and Moody's, then the term "Rating Agency Condition" for all purposes of this Series Supplement and the Agreement shall be deemed to include the additional requirement that the Series [ ] Certificate Representative shall have consented to such action (which consent shall not be unreasonably withheld).

     (d) All capitalized terms used herein and not otherwise defined herein have the meanings ascribed to them in the Agreement, or in the Indenture, as the case may be.

     (e) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Series Supplement shall refer to this Series Supplement as a whole and not to any particular provision of this Series Supplement; references to any Article, Section or Exhibit are references to Articles, Sections and Exhibits in or to this Series Supplement unless otherwise specified; and the term "including" means "including without limitation".

     (f) Notwithstanding any provision of the Agreement or this Series Supplement, the term "Eligible Institution", when used in the Agreement with respect to Series [ ] shall mean a depository institution organized under the laws of the United States or any one of the states thereof, including the District of Columbia (or a domestic branch of a foreign bank), which at all times (a) has (i) a long-term unsecured debt rating of A2 or better by Moody's and (ii) a certificate of deposit rating of P-1 by Moody's and (b) has (i) in the case of the Collection Account, if such depository institution is an Affiliate of Citicorp, a certificate of deposit rating of A-1 or better by Standard & Poor's or (ii) for any other depository institution (or for any Affiliate of Citicorp, in the case of any Series Account), either (x) a long-term unsecured debt rating of AAA by Standard & Poor's or (y) a certificate of deposit rating of A-1+ by Standard &
Poor's.

     Section 2.02. Amendment to Definition of "Series Adjusted Invested Amount".
(a) Notwithstanding any provision of the Agreement or this Series Supplement, the term "Series Adjusted Invested Amount", when used in the Agreement or this Series Supplement with respect to Series [ ], shall have the meaning provided in
Section 5.01(a).

     (b) Each of the Sellers hereby represents and warrants to the Trustee as of the date of this Series Supplement that, on or before the date of this Series Supplement, the conditions set forth in Section 13.01(a) of the Agreement have been satisfied with respect to the amendment set forth in Section 2.02(a).


                                   ARTICLE III

                              Servicer and Trustee

     Section 3.01. Servicing Compensation. A monthly servicing fee (the "Servicing Fee") shall be payable to the Servicer, in arrears, on each Distribution Date in respect of the prior Due Period (or portion thereof) occurring before the earlier of the first Distribution Date following the Termination Date and the first Distribution Date on which the Series [ ] Invested Amount is zero, in the aggregate amount specified below.

     On each Distribution Date, Servicer Interchange with respect to the related Due Period that is on deposit in the Collection Account shall be withdrawn from the Collection Account and paid to the Servicer in payment of a portion of the Servicing Fee payable by the Series [ ] Certificateholders with respect to such Due Period.

     The share of the Servicing Fee allocable to the Series [ ] Certificateholders (after giving effect to the distribution of Servicer Interchange, if any, to the Servicer) with respect to any Distribution Date (the "Series [ ] Monthly Servicing Fee") shall be equal to one-twelfth of the product of (a) the Net Servicing Fee Rate and (b) the Series [ ] Invested Amount as of the last day of the Due Period second preceding such Distribution Date; provided, however, with respect to the first Distribution Date, the Series [ ] Monthly Servicing Fee shall be equal to the Servicing Fee accrued on the Series
[ ] Invested Amount at the Net Servicing Fee Rate for the period from the Closing Date to but excluding the first Distribution Date, calculated on the basis of a 360-day year of twelve 30-day months.

     On each Distribution Date, the Banks shall pay a portion of the Servicing Fee with respect to the related Due Period in an amount equal to one-twelfth of the product of (a) the Servicing Fee Rate, (b) the Sellers' Participation Amount as of the last day of the Due Period second preceding such Distribution Date (or, if a Lump Addition occurs or a removal of Accounts pursuant to Section 2.10 of the Agreement occurs in the following Due Period, the weighted average of the Sellers' Participation Amount on the date on which such Lump Addition or removal of Accounts occurs (after giving effect thereto) and the last day of the second preceding Due Period) and (c) the Series [ ] Allocation Percentage for the related Due Period. In no event shall the Trust, the Trustee or the Series [ ] Certificateholders be liable for the share of the Servicing Fee to be paid by the Banks.

     The (i) Series [ ] Monthly Servicing Fee shall be payable to the Servicer solely to the extent amounts are available for distribution pursuant to Section 4.02(a)(i).

     Section 3.02. Trustee Appointment of Agents. The Trustee may appoint one or more agents to perform any of the Trustee's duties, responsibilities or obligations with respect to Series [ ]; provided, however, that regardless of the appointment of any agent pursuant to this Section 3.02, the Trustee shall continue to be fully responsible for all of its duties, responsibilities and obligations with respect to Series [ ].


                                   ARTICLE IV

                   Rights of Series [ ] Certificateholders and
                    Allocation and Application of Collections

     Section 4.01. Allocations. (a) Allocations. Collections of Finance Charge Receivables and Principal Receivables, Defaulted Receivables and Miscellaneous Payments allocated to Series [ ] pursuant to Article IV of the Agreement shall be allocated and distributed or reallocated as set forth in this Article.

     (b) Payments to the Sellers. (i) The Servicer shall withdraw from the Collection Account and pay to the Sellers on each Deposit Date the following amounts:

          (A) an amount equal to the Sellers' Percentage for the related Due Period of Allocable Finance Charge Collections, minus, (1) if Citibank (South Dakota) or an Affiliate of Citibank (South Dakota) is no longer the Servicer, the portion of the Servicing Fee with respect to the related Due Period that is required to be paid by the Banks (which shall be withdrawn from the Collection Account and paid to the Servicer on the related Distribution Date) and (2) an amount equal to the lesser of the amounts referred to in Section
     5.03(a) and Section 5.03(b); and

          (B) an amount equal to the Sellers' Percentage for the related Due Period of Allocable Principal Collections, if the Sellers' Participation Amount (determined after giving effect to any Principal Receivables transferred to the Trust on such Deposit Date) exceeds zero.

     (ii) The Servicer shall withdraw from the Collection Account and pay to the Sellers on the Distribution Date with respect to each Due Period, an amount equal to the Finance Charge Collections allocable to the Segregated Sellers' Interest for any prior Due Period which have not been paid to the Series [ ] Certificateholders pursuant to Section 5.03 with respect to such prior Due Period; and

     (iii) The withdrawals to be made from the Collection Account pursuant to this Section 4.01(b) do not apply to deposits into the Collection Account that do not represent Collections, including Transfer Deposit Amounts, Adjustment Payments, payment of the purchase price for the Certificateholders' Interest pursuant to Section 2.06 or 10.01 of the Agreement, payment of the purchase price for the Series [ ] Certificateholders' Interest pursuant to Section 7.01 and proceeds from the sale, disposition or liquidation of Receivables pursuant to Section 7.03 hereof or Section 9.02 or 12.02 of the Agreement.

     Section 4.02. Application of Investor Finance Charge Collections, Available Investor Principal Collections and Series [ ] Excess Principal Collections. The Servicer shall allocate (if Citibank (South Dakota) is the Servicer and the Collection Account is maintained with Citibank (South Dakota)) or shall cause the Trustee to allocate, with respect to each Due Period, Investor Finance Charge Collections, Available Investor Principal Collections and Series [ ] Excess Principal Collections on deposit in the Collection Account with respect to such Due Period, to make the following payments and distributions:

          (a) With respect to each Due Period, an amount equal to the Investor Finance Charge Collections with respect to such Due Period will be allocated and distributed in the following priority; provided, however, that if the funds on deposit in the Collection Account available therefor are less than the sum of the amounts specified in clauses (i) and (ii) below, such funds shall be allocated between such paragraphs in proportion to the respective amounts specified in such clauses:

               (i) An amount equal to the Series [ ] Monthly Servicing Fee for such Due Period shall be allocated to the Servicer (unless such amount has been netted against deposits to the Collection Account). Such amount will be paid to the Servicer on the applicable
          Distribution Date or as soon thereafter as practicable.

               (ii) An amount equal to the aggregate amount of unreimbursed Investor Charge-Offs (after giving effect to any reimbursements of Investor Charge-Offs on such date from Allocable Miscellaneous Payments pursuant to Section 4.03) shall be allocated to reimburse Investor Charge-Offs pursuant to Section 4.03.

               (iii) An amount equal to the balance, if any, of such Investor Finance Charge Collections then on deposit in the Collection Account shall be allocated to the Series [ ] Certificateholders. Such amounts will be paid to the Series [ ] Certificate Representative in the amounts specified in the applicable Payment Request on the applicable Interest Deposit Dates, as notified to the Servicer in the applicable Payment Request.

          (b) With respect to each Due Period with respect to the Revolving Period, an amount equal to the Available Investor Principal Collections deposited in the Collection Account for the related Due Period will be allocated and distributed in the following priority:

               (i) An amount equal to the lesser of (A) unreimbursed Investor Charge-Offs on such date (after giving effect to any reimbursements of unreimbursed Investor Charge-Offs made on such date pursuant to
          Section 4.03), and (B) the portion of such Available Investor Principal Collections consisting of Allocable Miscellaneous Payments shall be applied to reimburse Investor Charge-Offs pursuant to Section 4.03.

               (ii) An amount equal to the sum of the Targeted Principal Deposit Amount specified in the applicable Payment Request for such Due Period (plus any unpaid Targeted Principal Deposit Amount from any prior Due Periods) allocated to the Series [ ] Certificateholders. Such amounts will be paid to the Series [ ] Certificate Representative in the amounts specified in the applicable Payment Request on the applicable Principal Deposit Date or Interest Deposit Dates, as notified to the Servicer in the applicable Payment Request.

               (iii) an amount equal to the balance, if any, of such Available Investor Principal Collections then on deposit in the Collection Account shall be treated as Excess Principal Collections and applied in accordance with Section 4.04 of the Agreement.

          (c) With respect to each Due Period with respect to an Early Amortization Period, an amount equal to Available Investor Principal Collections deposited in the Collection Account for the related Due Period will be distributed in the following priority:

               (i) an amount equal to the lesser of (A) unreimbursed Investor Charge-Offs for such Due Period (after giving effect to any reimbursements of unreimbursed Investor Charge-Offs made on such date pursuant to Section 4.03), and (B) the portion of such Available Investor Principal Collections consisting of Allocable Miscellaneous Payments shall be applied to reimburse Investor Charge-Offs pursuant to Section 4.03; and

               (ii) an amount equal to the Series [ ] Invested Amount shall be paid to the Series [ ] Certificateholders;

               (iii) an amount equal to the balance, if any, of such Available Investor Principal Collections then on deposit in the Collection Account shall be treated as Excess Principal Collections and applied in accordance with Section 4.04 of the Agreement.

     Section 4.03. Investor Charge-Offs. With respect to any Due Period, if the Series [ ] Default Amount for such Due Period exceeds (i) the amount of Allocable Finance Charge Collections with respect to such Due Period minus (ii) the amount of the Series [ ] Monthly Servicing Fee with respect to such Due Period paid pursuant to Section 4.02(a)(i), the Series [ ] Invested Amount shall be reduced by the amount of such excess, but not by more than the Series [ ] Default Amount for such Due Period (an "Investor Charge-Off"). Investor Charge-Offs shall thereafter be reimbursed and the Series [ ] Invested Amount increased (but not by an amount in excess of the aggregate Investor Charge-Offs) with respect to any Due Period by the sum of (a) the amount of Allocable Miscellaneous Payments with respect to such Due Period allocated and available for that purpose pursuant to Sections 4.02(b)(ii) and (c)(ii), and (b) the amount of Investor Finance Charge Collections allocated and available for that purpose pursuant to Section 4.02(a)(ii).

                                    ARTICLE V

                     Definitions of Series Invested Amount,
               Series Adjusted Invested Amount, Principal Amount;
                                Payment Requests,
                     Principal Funding sub-Account Shortfall

     Section 5.01. Definitions of Series Invested Amount, Series Adjusted Invested Amount and Principal Amount. (a) The Series Invested Amount, the Series Adjusted Invested Amount and the principal amount of the Series [ ] Certificates, as of the end of any Due Period, will be the sum of the indicated items.



                                                                          principal
                                                               Series     amount of
                                                    Series    Adjusted    the Series
                                                   Invested   Invested     [      ]
                    Component                       Amount     Amount    Certificates
                    ---------                      --------   --------   ------------

(a)       Increases in the Series
          [ ] Invested Amount, Series Adjusted
          Invested Amount and principal
          amount of the Series [ ] Certificate

      (i) The cumulative sum of the
          Initial Dollar Principal Amount
          of each tranche of Notes as of
          the end of the applicable Due
          Period pursuant to clause (a)                X         X            X
          of the definition of Nominal
          Liquidation Amount in the
          Indenture

     (ii) (A) The cumulative sum of
          accretions of interest on
          Discount Notes targeted to be
          deposited (whether or not
          actually deposited) by the                                         X
          Series [    ]
          Certificateholders pursuant to
          Section 519(a) of the Indenture
          (B) The cumulative sum of
          accretions of interest on
          Discount Notes actually paid by
          the Series [    ]                           X         X
          Certificateholders to the Trust
          pursuant to Sections 507 and
          519(a) of the Indenture

    (iii) The cumulative sum of
          reinvestments from releases of
          prefunding amounts pursuant to              X         X            X
          Section 511(d) of the Indenture

     (iv) The cumulative sum of reimbursement of Investor Charge-Offs made pursuant to X X Section 519(c) of the Indenture principal
                                                         Series     amount of
                                             Series    Adjusted    the Series
                                            Invested   Invested     [      ]
                 Component                   Amount     Amount    Certificates
                 ---------                  --------   --------   ------------


     (v) The cumulative sum of
         reimbursements of Investor
         Charge-Offs pursuant to Section       X          X
         4.02(a)(ii), 4.02(b)(i) and
         4.02(c)(i)

(b)      Decreases in the [ ] Series
         Invested Amount, Series Adjusted
         Invested Amount and principal
         amount of the Series [ ]
         Certificates

     (i) The cumulative sum of all
         payments of Available Investor
         Principal Collections allocated
         pursuant to Section 4.02(b)(ii)
         or Section 4.02(c)(ii) which          X           X
         are reallocated pursuant to
         Section 502(b)(i) of the
         Indenture to pay interest on
         the Notes

    (ii) (A)  The cumulative sum of all
         payments of Available Investor
         Principal Collections (other
         than those referred to in item        X            X
         (b)(i)) paid to the Series [
         ] Certificateholders

         (B)  With respect to all
         tranches of Notes with a
         Nominal Liquidation Amount of
         zero, the cumulative sum of all
         Available Investor Principal
         Collections (other than those
         referred to in item (b)(i))
         paid to the Series [    ]                           X
         Certificateholders and on
         deposit in the Principal
         Funding sub-Account for or paid
         to the holders of such Notes
         pursuant to Section 511(a), (b)
         or (c) of the Indenture

   (iii) The aggregate Nominal
         Liquidation Amount of
         accelerated Class C Notes that
         cease to be Outstanding under                              (see clause
         the Indenture after a sale of         X             X       (c) below)
         Receivables pursuant to Section
         7.03 hereof and Section 708 of
         the Indenture
                                                                    principal
                                                         Series     amount of
                                              Series    Adjusted    the Series
                                             Invested   Invested     [      ]
        Component                             Amount     Amount    Certificates
        ---------                            --------   --------   ------------


   (iv) The aggregate Nominal
        Liquidation Amount of Notes
        have reached their Legal
        Maturity Dates and that cease
        to be Outstanding under the            X            X       (see clause
        Indenture after a sale of                                   (c) below)
        Receivables pursuant to Section
        7.03 hereof and Section 522 of
        the Indenture

    (v) Investor Charge-Offs allocated         X            X
        to the Series [    ]
        Certificates pursuant to
        Section 4.03

     (c) Notwithstanding anything herein to the contrary, upon payment by the Trust to the Series [ ] Certificate Representative of the proceeds of a sale of Receivables pursuant to Section 7.03 with respect to any tranche of Notes, the principal amount of the Series [ ] Certificates will be reduced by an amount equal to the Adjusted Outstanding Dollar Principal Amount of the affected tranche of Notes, as notified by the Series [ ] Certificate Representative to the Seller.

     d) The Servicer will compute the Series [ ] Invested Amount, the Series Adjusted Invested Amount of the Series [ ] Certificates and the principal amount for each Due Period based on the information in the applicable Monthly Computation Statement.

     Section 5.02. Payment Request. The Series [ ] Certificate Representative may from time to time, in its sole discretion and without the consent of the Sellers or any other Person, by delivery of a Payment Request, request the payment of an allocation of Investor Finance Charge Receivables available pursuant to Section 4.02(a)(iii) or payment of an allocation of Available Investor Principal Collections available pursuant to Section 4.02(b)(ii) to be made on the Interest Deposit Dates and Principal Deposit Dates specified in the applicable Payment Request.

     Section 5.03. Finance Charges Allocable to Segregated Sellers' Interest. The Series [ ] Certificate Representative may from time to time, with respect to any Due Period, request a payment to be made from Finance Charge Collections allocable to the Segregated Sellers' Interest held in the Collection Account, in an amount not greater than the lesser of:

          (a) the aggregate amount of all Principal Funding subAccount Shortfall Amounts with respect to such Due Period, and

          (b) the aggregate amount of all Finance Charge Collections allocable to the Segregated Sellers' Interest less any losses and servicing fees with respect to such Due Period and held in the Collection Account pursuant to
     Section 4.01(b).

The Servicer shall pay such amount to the Series [ ] Certificateholders on the date specified in such request. Any such Finance Charge Receivables with respect to any Due Period which are not paid to the Series [ ] Certificateholders pursuant to the foregoing may be paid to the Sellers pursuant to Section 4.01(b)(ii) on the Distribution Date next following such Due Period.


                                   ARTICLE VI

                          Distributions and Reports to
                          Series [ ] Certificateholders

     Section 6.01. Distributions. Except as provided in Section 12.02 of the Agreement with respect to a final distribution, distributions to Series [ ] Certificateholders hereunder shall be made by check mailed to each Series [ ] Certificateholder at such Certificateholder's address appearing in the Certificate Register (or, to the extent specified by the Series [ ] Certificate Representative in a written notice to the Trustee and the Servicer, by wire transfer in accordance with such notice) without presentation or surrender of any Series [ ] Certificate or the making of any notation thereon.

     Section 6.02. Monthly Performance Statement and Monthly Servicer's Certificate. Not later than the fourth Business Day preceding each Distribution Date, the Servicer shall deliver to the Trustee, the Series [ ] Certificate Representative and each Rating Agency (i) a Monthly Performance Statement substantially in the form of Exhibit B prepared by the Servicer and (ii) a certificate of a Servicing Officer substantially in the form of Exhibit C.

     Section 6.03. Monthly Computation Statement. Not later than the fourth Business Day preceding each Distribution Date, the Servicer, in cooperation with the Series [ ] Certificate Representative, shall complete a Monthly Computation Statement substantially in the form of Exhibit D.

                                   ARTICLE VII

              Final Distributions; Sale of Credit Card Receivables

     Section 7.01. Sale of Certificateholders' Interest Pursuant to Section 2.06 or 10.01 of the Agreement. (a) Purchase Price. (i) The amount to be paid by the Sellers with respect to Series [ ] in connection with a repurchase of the Certificateholders' Interest pursuant to Section 2.06 of the Agreement shall equal the Reassignment Amount for the Due Period in which the reassignment obligation arises under the Agreement.

     (ii) The amount to be paid by the Sellers with respect to Series [ ] in connection with a repurchase of the Certificateholders' Interest pursuant to
Section 10.01 of the Agreement shall equal the Reassignment Amount for the Distribution Date of such repurchase.

     (b) With respect to the Reassignment Amount deposited into the Collection Account pursuant to this Section 7.01 or any Termination Proceeds from the sale of Receivables (or interests therein) allocable to the Series [ ] Certificateholders' Interest deposited into the Collection Account pursuant to
Section 12.02(c) of the Agreement, the Trustee shall, not later than 12:00 noon, New York City time, on the date of deposit, make deposits or distributions of such amounts and pay such amounts to the Series [ ] Certificateholders.

     (c) Notwithstanding anything to the contrary in this Series Supplement or the Agreement, the entire amount payable to the Series [ ] Certificateholders pursuant to Section 10.01 of the Agreement and all amounts on deposit in the Collection Account for distribution to the Series [ ] Certificateholders shall be distributed in full to the Series [ ] Certificateholders on such date and shall be deemed to be a final distribution pursuant to Section 12.02 of the Agreement.

     Section 7.02. Distribution of Proceeds of Sale, Disposition or Liquidation of the Receivables Pursuant to Section 9.02 of the Agreement. (a) Not later than 12:00 noon, New York City time, on the Distribution Date following the date on which Insolvency Proceeds are deposited into the Collection Account pursuant to
Section 9.02(b) of the Agreement, the Trustee shall (after giving effect to any deposits and distributions otherwise to be made on such Distribution Date) deduct an amount equal to the Series [ ] Invested Amount on such Distribution Date from the portion of the Insolvency Proceeds allocated to Allocable Principal Collections and pay such amount to the Class [ ] Certificateholders, provided that the amount of such payment shall not exceed the product of (x) the portion of the Insolvency Proceeds allocated to Allocable Principal Collections and (y) the Principal Allocation Percentage with respect to the related Due Period. The remainder of the portion of the Insolvency Proceeds allocated to Allocable Principal Collections shall be allocated to the Sellers' Interest and shall be released to the Sellers on such Distribution Date.

     (b) Not later than 12:00 noon, New York City time, on such Distribution Date, the Trustee shall (in the following priority and, in each case, after giving effect to any deposits and distributions otherwise to be made on such Distribution Date) deduct an amount equal to the Targeted Interest Deposit Amount for all Outstanding tranches of Notes under the Indenture for the current Due Period or any Targeted Interest Deposit Amount for earlier Due Periods that have not been deposited, and pay such amount to the Class [ ] Certificateholders, provided that the amount of such payment shall not exceed the product of (x) the portion of the Insolvency Proceeds allocated to Allocable Finance Charge Collections and (y) the Floating Allocation Percentage with respect to such Due Period. The remainder of the Insolvency Proceeds allocated to Allocable Finance Charge Collections shall be distributed to the Sellers on such Distribution Date.

     (c) Notwithstanding anything to the contrary in this Series Supplement or the Agreement, the entire amount to be paid to the Series [ ] Certificateholders pursuant to this Section, and all amounts on deposit in the Collection Account for distribution to the Series [ ] Certificateholders shall be distributed in full to the Series [ ] Certificateholders on the Distribution Date on which funds are deposited pursuant to this Section (or, if not so deposited on a Distribution Date, on the immediately following Distribution Date) and shall be deemed to be a final distribution pursuant to Section 12.02 of the Agreement.

     (d) Notwithstanding any provision of the Agreement or this Series Supplement, for purposes of Section 9.02(a) of the Agreement, the Holders of the Series [ ] Certificates shall not be deemed to have disapproved a liquidation of the Receivables following an Insolvency Event with respect to any of the Sellers unless holders of more than 50% of the aggregate unpaid principal amount of the Series [ ] Certificates shall have disapproved of such liquidation.

     Section 7.03. Sale of Credit Card Receivables. Upon notice to the Servicer by the Series [ ] Certificate Representative pursuant to Section 523 or 702 of the Indenture with respect to any tranche of accelerated Class C Notes or any tranche of Notes which has reached its Legal Maturity Date, the Trustee will cause the Trust to sell Principal Receivables and the related Finance Charge Receivables (or interests therein) in an amount specified by the Series [ ] Certificate Representative which shall be a portion of the Invested Amount of the Series [ ] equal to 110% of the Nominal Liquidation Amount of the affected tranche of Notes, calculated as of the end of the prior Due Period (after giving effect to deposits and distributions otherwise to be made with respect to such Due Period); provided, however, that in no event shall such amount of such Receivables sold exceed the following amount:


  Nominal Liquidation
Amount of the affected         Series Allocation
   tranche of Notes            Percentage as of        Receivables in
-----------------------  x    the end of the most   x  the Master Trust
  Nominal Liquidation         recently completed
     Amount of all               Due Period
   Outstanding Notes


The proceeds from such sale shall be immediately paid to the Series [ ] Certificate Representative.


                                   ARTICLE IX

                            Miscellaneous Provisions

     Section 8.01. Ratification of Agreement. As supplemented by this Series Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Series Supplement shall be read, taken and construed as one and the same instrument.

     Section 8.02. Counterparts. This Series Supplement may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

     Section 8.03. Governing Law. THIS SERIES SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     Section 8.04. Construction of Agreement. The Sellers hereby confirm that the security interest granted to the Trustee pursuant to Section 13.18 of the Agreement is for the benefit of the Investor Certificateholders.

     Section 8.05. Excluded Series. Upon Notification by the Series [ ] Certificate Representative to the Trustee, pursuant to Section [ ] of the Indenture, that a portion of the Invested Amount of the Series [ ] (corresponding to the Nominal Liquidation Amount of a series, class or tranche of Notes issued pursuant to the Indenture) is to be considered an Excluded Series, then the Trustee shall designate such portion of the Invested Amount of the Series [ ] as Excluded Series under the Master Trust. All other portions of the Invested Amount of the Series [ ] shall not be considered Excluded Series.

     IN WITNESS WHEREOF, the Sellers, the Servicer and the Trustee have caused this Series Supplement to be duly executed by their respective officers as of the day and year first above written.


                                             CITIBANK (SOUTH DAKOTA), N.A.,
                                             Seller and Servicer,

                                             by
                                                  -----------------------------
                                                  Name:
                                                  Title:

                                             CITIBANK (NEVADA), NATIONAL
                                             ASSOCIATION, Seller,

                                             by
                                                  -----------------------------
                                                  Name:
                                                  Title:

                                             BANKERS TRUST COMPANY, Trustee,

                                             by
                                                  -----------------------------
                                                  Name:
                                                  Title:

                                                                     EXHIBIT A


                           [FORM OF] PAYMENT REQUEST

From:    Citibank (South
         Dakota), N.A., as
         Series [    ]
         Certificate
         Representative under
         the Series [    ]
         Supplement and as
         Managing Beneficiary
         of the Citibank
         Credit Card Issuance
         Trust

To:      Citibank (South Dakota),

         N.A., as Servicer under

         Citibank Credit Card
         Master Trust I

Date:

                      Citibank Credit Card Master Trust I
                           Series [    ] Certificate

                    Due Period ending [            ], 20__

[Reference is made to the Series [     ] Supplement, dated as of [  ] (the
"Series [       ] Supplement"), among [     ], and Indenture, dated as of
[         ] (the "Indenture"), among [     ]. Terms used herein have the
meanings provided in the Series [      ] Supplement or the Indenture, as
applicable.

The Series [      ] Representative requests the following payments with
respect to the Series [       ] Certificate be made on the following dates:

A.   Allocations of Investor Finance Charge Collections available pursuant to
     Section 4.02(a)(iii) of the Series [      ] Supplement.

     1.   Required pursuant to Section 501(a) of the
          Indenture (to pay accrued and unpaid costs,
          expenses and fees of the Trustee pursuant to
          Section 807 of the Indenture, to be paid as
          soon as practicable after the end of the
          applicable Due Period)..............$________

     2. Required pursuant to Section 501(b) of the Indenture (to make the targeted deposits to the Interest Funding Account pursuant to
          Section 503 of the Indenture, to be paid on the applicable Interest Deposit Date)

                     Interest Deposit
      Tranche              Date                Amount
                                            $
                                            $
                                            $
                                            $
                                            $

                                            Total.............    $________

     3. Required pursuant to Section 501(c) of the Indenture (to make the targeted deposits to the Class C Reserve Account pursuant to
          Section 517 of the Indenture, on the
          applicable Monthly Interest Date

                 Monthly Interest
      Tranche           Date                      Amount
                                                      $
                                                      $
                                                      $
                                                      $
                                                      $

                                            Total..............   $________

     4.   Required pursuant to Section 501(d) of the
          Indenture (to make the targeted reinvestment
          in the Invested Amount of the Series [ ]
          Certificate pursuant to Section 519(a) of the
          Indenture, to be paid to the Servicer as soon
          as practicable after the end of the
          applicable Due Period)...............................   $________

     5.   Balance of the Investor Finance Charge
          Collections available pursuant to Section
          4.02(a)(iii) of the Series [       ]
          Supplement to be paid to the Issuer as soon
          as practicable after the end of the
          applicable Due Period.................................  $________

B.   Allocations of Available Investor Principal Collections available
     pursuant to Section 4.02(b)(ii) of the Series [       ] Supplement.

     1. Required pursuant to Section 502(a) of the Indenture (to fund deficiencies in the amounts to be paid pursuant to Items A1 and A2, subject to the limitations set forth in the Indenture, to be paid on the applicable
          Interest Deposit Date)

                     Interest Deposit
      Tranche              Date                Amount
                                            $
                                            $
                                            $
                                            $
                                            $

                                            Total.............    $________

     2. Required pursuant to Section 502(b) of the Indenture (to make the targeted deposits to the Principal Funding Account pursuant to
          Section 508 of the Indenture, to be paid on the applicable Principal Deposit Date)

                        Principal
      Tranche          Deposit Date              Amount
                                              $
                                              $
                                              $
                                              $
                                              $

                                              Total............    $________

     3.   Balance of the Available Investor Principal
          Collections available pursuant to Section
          4.02(b)(ii) of the Series [   ] Supplement to
          be paid to the Servicer to be reinvested in
          the Invested Amount of the Series [     ]

          Certificate as soon as practicable after the
          end of the applicable Due Period.............            $________



                              CITIBANK CREDIT CARD ISSUANCE
                              TRUST, as Issuer

                              By: CITIBANK (SOUTH DAKOTA), N.A.,
                                  as Managing Beneficiary

                              By: __________________________
                                  Name:
                                  Title:

                                                                     EXHIBIT B

                    [FORM OF] MONTHLY COMPUTATION STATEMENT

                                     Date:

                      Citibank Credit Card Master Trust I
                           Series [    ] Certificate

                    Due Period ending [            ], 20__

Reference is made to the Series [   ] Supplement, dated as of [  ] (the
"Series [   ] Supplement"), among [ ], and Indenture, dated as of [ ] (the
"Indenture"), among [ ]. Terms used herein have the meanings provided in the Series [ ] Supplement or the Indenture, as applicable.

The computations of the Series [ ] Invested Amount, the Series Adjusted Invested Amount for Series [ ], the Nominal Liquidation Amount, the principal amount of the Series [ ] Certificate, and as of the end of the Due Period
ending [      ], 20__ (the "applicable Due Period"), are as follows:

A. Increases in the components of the Series [ ] Invested Amount, the Series Adjusted Invested Amount for Series [ ] and the principal amount of the Series [ ] Certificate, as of the end of the applicable Due Period

     1.   The cumulative sum of the Initial Dollar
          Principal Amount of each tranche of Notes as of the end of the applicable Due Period pursuant to Section 5.01(a)(i) of the Series
          [ ] Supplement and clause (a) of the
          definition of "Nominal Liquidation Amount" in the Indenture

          From all prior Due Periods............$________

          From the applicable Due Period........$________

          Total...................................................$________

    2(a). The cumulative sum of accretions of interest on Discount Notes targeted to be deposited (whether or not actually deposited and paid to by the Issuer to the Servicer) for reinvestment in the Series [ ] Invested Amount pursuant to Section
          5.01(a)(ii)(A) of the Series [ ] Supplement and
          Section 519(a) of the Indenture

          From all prior Due Periods.............$________

          From the applicable Due Period.........$________

          Total...................................................$________

    2(b). The cumulative sum of accretions of interest on Discount Notes paid by the Issuer to the Master
          Trust for reinvestment in the Series [ ] Invested
          Amount pursuant to Section 5.01(a)(ii)(B) of the Series [ ] Supplement and Sections 507(b) of the
          Indenture

          From all prior Due Periods..............$________

          From the applicable Due Period..........$________

          Total...................................................$________

     3. The cumulative sum of reinvestments from releases of prefunding amounts paid to by the Issuer to the Servicer for reinvestment in the Series [ ] Invested Amount pursuant to Section 5.01(a)(iii) of the Series [ ] Supplement and Sections 511(d) and 519(b) of the Indenture

          From all prior Due Periods...............$________

          From the applicable Due Period...........$________

          Total...................................................$________

     4. The cumulative sum of reimbursements of Investor Charge-Offs paid by the Issuer to the Servicer for reinvestment in the Series [ ] Invested Amount pursuant to Section 5.01(a)(iv) of the Series [ ] Supplement and Section 519(c) of the Indenture

          From all prior Due Periods...............$________

          From the applicable Due Period...........$________

          Total...................................................$________

          SUBTOTAL: All amounts paid by the Issuer to the
          Master Trust (Sum of Items A1, A2(b), A3 and A4)........$________

     5.   The cumulative sum any reimbursements of Investor
          Charge-Offs made pursuant to Section 5.01(a)(v) of the Series [ ] Supplement

          From all prior Due Periods................$________

          From the applicable Due Period............$________

          Total....................................................$________

B. Decreases in the components of the Series [ ] Invested Amount, the Series Adjusted Invested Amount for Series [ ], and the principal amount of the Series [ ] Certificate as of the end of the applicable Due Period

     1. The cumulative sum of all payments of principal collections paid to the Issuer pursuant to Section 4.02(b)(ii) or Section 4.02(c)(ii) of the Series Supplement which are reallocated pursuant to
          Section 5.01(b)(ii)(A) of the Series [ ]
          Supplement or Section 502(b)(i) the Indenture to pay interest on the Notes

          From all prior Due Periods................$________

          From the applicable Due Period............$________

          Total.....................................................$________

   2(a). The cumulative sum of all payments of principal collections paid to the Issuer (other than those referred to in item B(1) above) on deposit in Principal Funding Account or have been withdrawn from the Principal Funding Account pursuant to
          Section 511(a), (b) or (c) of the Indenture

          From all prior Due Periods.................$________

          From the applicable Due Period.............$________

          Total......................................................$________

          SUBTOTAL All payments of principal collections by
          the Master Trust to the Issuer (Sum of Items B1
          and B2(a)).................................................$________

   2(b). With respect to all tranches of Notes with a Nominal Liquidation Amount of zero, the cumulative sum of all payments of principal collections to the Issuer (other than those referred to in item B(1) above) on deposit in Principal Funding Account or withdrawn from the Principal Funding Account pursuant to Section 511(a), (b) or (c) of the Indenture

          From all prior Due Periods.................$________

          From the applicable Due Period.............$________

          Total......................................................$________

     3.   Nominal Liquidation Amount of accelerated Class C
          Notes which cease to be Outstanding pursuant
          Section [ ] of the Indenture after a sale of credit card receivables pursuant to Section 7.03 of the Series [ ] Supplement and Section 708 of the Indenture

          From all prior Due Periods.................$________

          From the applicable Due Period.............$________

          Total......................................................$________

     4. Nominal Liquidation Amount of tranches of Notes which have reached their Legal Maturity Dates and which cease to be Outstanding after a sale of credit card receivables pursuant to Section 703 of the Series [ ] Supplement and Section 522 of the Indenture

          From all prior Due Periods.................$________

          From the applicable Due Period.............$________

          Total......................................................$________

     5.   Investor Charge-Offs allocated to the Series [ ]
          Certificate pursuant to Sections 4.03 and 5.01(b)(v) of the Series [ ] Supplement and clause
          (b)(vi) of the definition of Nominal Liquidation
          Amount in the Indenture

          From all prior Due Periods.................$________

          From the applicable Due Period.............$________

          Total............ ..........................................$________

C.   Series [ ] Invested Amount and aggregate Nominal Liquidation Amount of the Notes (sum of Items A1, A2(b), A3, A4 and A5, less Items B1, B2(a),
     B3, B4 and B5)...................................................$________

D.   Series Adjusted Invested Amount for Series [ ] (sum of Items A1, A2(b),
     A3, A4 and A5, less Items B1, B2(b), B3, B4 and B5)..............$________

E.   1.   Principal amount of the Series [ ] Certificate and aggregate
          Adjusted Outstanding Principal Amount of the Notes (sum of
          Items A1, A2(a) and A3, less Item B2)*......................$________

     2.   Aggregate amount on deposit in the Principal Funding
          Account.....................................................$________

     3.   Aggregate Outstanding Dollar Principal Amount of the Notes (sum of
          Items E1 and E2)............................................$________



                              CITIBANK (SOUTH DAKOTA), N.A.,
                              Servicer of Citibank Credit
                              Card Master Trust I,

                              By
                                --------------------------
                                Name:
                                Title:

                              CITIBANK CREDIT CARD ISSUANCE
                              TRUST, as Issuer

                              By:  CITIBANK (SOUTH DAKOTA),
                                   N.A., as Managing Beneficiary

                              By:
                                 ---------------------------
                                 Name:
                                 Title:

--------

*    But subject to Section 5.01(c) of the Series [ ]
     Supplement.

                                                                     EXHIBIT C




                    [FORM OF] MONTHLY PERFORMANCE STATEMENT

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

          -----------------------------------------------------------

                      CITIBANK CREDIT CARD MASTER TRUST I
                                  SERIES [ ]

          -----------------------------------------------------------

        The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991 (as amended and supplemented, the "Agreement"), as supplemented by the Series [ ] Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company, as Trustee, certifies the information set forth below. Capitalized terms herein have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

        This Certificate relates to the Due Period ending on [ ] and the related Distribution Date.

A.   Information Regarding the Portfolio

     1.   Portfolio Yield ......................................_____%

          Yield component [Finance Charge Receivables
          collected during the Due Period / Principal
          Receivables in the Trust on the last day of the
          prior Due Period] ...................................._____%

          Credit loss component [net charged-off Principal
          Receivables during the Due Period / Principal
          Receivables in the Trust on the last day of the
          prior Due Period]....................................._____%

     2.   New purchase rate [aggregate purchases of
          merchandise and services during the Due Period /
          Receivables in the Trust on the last day of the
          prior Due Period]....................................._____%

     3.   Total payment rate [aggregate Collections during
          the Due Period / Receivables in the Trust on the
          last day of the prior Due Period] ...................._____%

     4.   Principal payment rate [aggregate collections with
          respect to Principal Receivables during the Due
          Period / Principal Receivables in the Trust on the
          last day of the prior Due Period] ...................._____%

     5. Aggregate amount of Principal Receivables in the Trust

          Beginning of Due Period ..............................$_____
          Average ..............................................$_____
          End of Due Period ....................................$_____

     6. Delinquencies (Aggregate outstanding balances in the Accounts that were delinquent by the time periods listed below as of the close of business of the month preceding the Distribution Date, as a percentage of aggregate Receivables as of the last day of the Due Period)

          Current .............................................._____%
          5-34 days delinquent ................................._____%
          35-64 days delinquent ................................_____%
          65-94 days delinquent ................................_____%
          95-124 days delinquent ..............................._____%
          125-154 days delinquent .............................._____%
          155-184 days delinquent .............................._____%

B.   Information Regarding Series [ ] for the applicable Due
     Period

     1.   Allocable Investor Finance Charge Collections.........$_____

     2.   (a)   Investor Principal Collections for
                such Due Period.................................$_____

          (b)   Allocable Miscellaneous Payments................$_____

          (c)   Series [    ] Excess Principal
                Collections.....................................$_____

          (d)   Subordinated Series Reallocated
                Principal Collections...........................$_____

          (e)  Available Investor Principal Collections
               (Sum of Items 2(a), 2(b), 2(c) and
               2(d))............................................$_____

     3.   Investor
          Charge-Offs...........................................$_____

     4.   Reimbursements of Investor
          Charge-Offs...........................................$_____

                                           CITIBANK (SOUTH DAKOTA), N.A.,
                                           Servicer,

                                           By:_________________________________
                                           Name:
                                           Title:

                                                                     EXHIBIT D

                   [FORM OF] MONTHLY SERVICER'S CERTIFICATE

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

                      CITIBANK CREDIT CARD MASTER TRUST I
                                  SERIES [ ]

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991 (as amended and supplemented, the "Agreement"), as supplemented by the Series [ ] Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), N.A., Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company, Trustee, certifies as follows:

     1. Capitalized terms used herein have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

     2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

     3. The undersigned is a Servicing Officer.

     4. This Certificate relates to the Distribution Date occurring on .

     5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceding such Distribution Date [or, if there has been a default in the performance of any such obligation, set forth in detail the (i) nature of such default, (ii) the action taken by the Sellers and Servicer, if any, to remedy such default and (iii) the current status of each such default; if applicable, insert "None"].

     6. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has occurred or has been deemed to have occurred on or before such Distribution Date.

     7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement (or, if there is a Lien, such Lien consists of_________).

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate on , 20 .

                                          CITIBANK (SOUTH DAKOTA), N.A., as
                                          Servicer,

                                          By:_________________________
                                             Name:
                                             Title:

                                                                     EXHIBIT E

     THIS SERIES [ ] CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR ANY STATE SECURITIES LAWS. BY ITS ACCEPTANCE HEREOF, EACH PURCHASER REPRESENTS AND AGREES THAT IT IS ACQUIRING THIS SERIES [ ] CERTIFICATE FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) AND NOT WITH A VIEW TO, OR FOR SALE IN CONNECTION WITH, THE PUBLIC DISTRIBUTION HEREOF AND THAT NEITHER THIS SERIES [ ] CERTIFICATE NOR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED, OR OTHERWISE TRANSFERRED, EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF THE ACT AND ANY APPLICABLE PROVISIONS OF ANY STATE SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH PROVISIONS. THE TRANSFER OF THIS SERIES [ ] CERTIFICATE IS SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE AGREEMENT AND THE SERIES SUPPLEMENT THERETO REFERRED TO HEREIN.

     NEITHER THIS SERIES [ ] CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED, ASSIGNED, EXCHANGED OR OTHERWISE PLEDGED OR CONVEYED, EXCEPT IN ACCORDANCE WITH THE AGREEMENT AND SERIES SUPPLEMENT REFERRED TO HEREIN.

REGISTERED                                                      No. R-[       ]

                      CITIBANK CREDIT CARD MASTER TRUST I
                                  SERIES [ ]
                     CREDIT CARD PARTICIPATION CERTIFICATE

         This Certificate represents an undivided interest in certain assets of the
                      CITIBANK CREDIT CARD MASTER TRUST I
        the corpus of which consists primarily of receivables generated from time to time in the ordinary course of business in a
                portfolio of revolving credit card accounts by

                         CITIBANK (SOUTH DAKOTA), N.A.
                                      and
                              CITIBANK (NEVADA),
                             NATIONAL ASSOCIATION

and, in certain circumstances, certain Additional Sellers (as defined in the Pooling and Servicing Agreement referred to below).

                 (Not an interest in or obligation of Citibank
                   (South Dakota), N.A., Citibank (Nevada),
                National Association, any Additional Sellers or
                            any affiliate thereof)

     This certifies that CITIBANK CREDIT CARD ISSUANCE TRUST (the "Series [ ] Certificateholder") is the registered owner of a fractional undivided interest in certain assets of a trust (the "Trust") created pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991 (as amended and supplemented, the "Agreement"), as supplemented by the Series [ ] Supplement dated as of [ ], [ ] (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), N.A., a national banking association, as Seller and Servicer, Citibank (Nevada), National Association, a national banking association, as Seller, and Bankers Trust Company, a New York banking corporation, as trustee (the "Trustee"). The corpus of the Trust consists of (i) a portfolio of all receivables (the "Receivables") existing in the revolving credit card accounts identified under the Agreement from time to time (the "Accounts"), (ii) all Receivables generated under the Accounts from time to time thereafter, (iii) funds collected or to be collected from cardholders in respect of the Receivables, (iv) all funds which are from time to time on deposit in the Collection Account and (v) all other assets and interests constituting the Trust. Although a summary of certain provisions of the Agreement and the Series Supplement is set forth below and on the Summary of Terms and Conditions attached hereto and made a part hereof, this Series [ ] Certificate does not purport to summarize the Agreement and the Series Supplement and reference is made to the Agreement and the Series Supplement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Agreement and the Series Supplement (without schedules) may be requested from the Trustee by writing to the Trustee at the Corporate Trust Office. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement or the Series Supplement, as applicable.

     This Series [ ] Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement and the Series Supplement, to which Agreement and Series Supplement, each as amended and supplemented from time to time, the Series [ ] Certificateholder by virtue of the acceptance hereof assents and is bound.

     In general, payments of principal with respect to the Series [ ] Certificates are limited to the Series [ ] Invested Amount, which may be less than the unpaid principal balance of the Series [ ] Certificates. The Termination Date of the Series [ ] Certificates is the [ ] 20[ ] Distribution Date, as such date may be extended from time to time by notice from the Issuer to the Trust with the consent of the Trust. Principal with respect to the Series [ ] Certificates may be paid earlier or later under certain circumstances described in the Agreement and the Series Supplement. If the principal of the Series [ ] Certificates is not paid in full on or before the

Termination Date, the Trustee will sell or cause to be sold on such Termination Date Principal Receivables (and the related Finance Charge Receivables) (or interests therein) in an amount equal to 110% of the Series [ ] Invested Amount as of such Termination Date, subject to certain limitations, and shall immediately deposit the Termination Proceeds allocable to the Series
[ ] Certificateholders' Interest in the Collection Account. The Termination Proceeds shall be allocated and distributed to the Series [ ] Certificateholders in accordance with the Series Supplement.

     Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual or facsimile signature, this Series [ ] Certificate shall not be entitled to any benefit under the Agreement or the Series Supplement or be valid for any purpose.

     IN WITNESS WHEREOF, the Banks have caused this Series [ ] Certificate to be duly executed.

                                                CITIBANK (SOUTH DAKOTA), N.A.,

                                                by
                                                   ____________________________
                                                   Name:
                                                   Title:


                                                CITIBANK (NEVADA), NATIONAL
                                                ASSOCIATION,

                                                by
                                                   ____________________________
                                                   Name:
                                                   Title:

Dated:

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Series [ ] Certificates described in the within-mentioned Agreement and Series Supplement.

                                                BANKERS TRUST COMPANY, as
                                                Trustee,

                                                by
                                                   ____________________________
                                                   Name:
                                                   Title: Authorized Officer

                                                or


                                                By:  CITIBANK, N.A.,as
                                                     Authenticating Agent
                                                     for the Trustee,


                                                by
                                                   ____________________________
                                                   Name:
                                                   Title: Authorized Officer

                      CITIBANK CREDIT CARD MASTER TRUST I

                                  SERIES [   ]
                     CREDIT CARD PARTICIPATION CERTIFICATE

                     Summary of Terms and Conditions

     The Receivables consist of Principal Receivables which arise generally from the purchase of merchandise and services and amounts advanced to cardholders as cash advances and Finance Charge Receivables which arise generally from Periodic Rate Finance Charges, Cash Advance Fees, Late Payment Fees and annual membership fees with respect to the Accounts. This Series [ ] Certificate is one of a series of Certificates entitled Citibank Credit Card Master Trust I, Series [ ] Credit Card Participation Certificates (the "Series
[ ] Certificates"), each of which represents a fractional undivided interest in certain assets of the Trust. The Trust Assets are allocated in part to the certificateholders of all outstanding Series (the "Certificateholders' Interest") with the remainder allocated to the Sellers. The aggregate interest represented by the Series [ ] Certificates at any time in the Principal Receivables in the Trust shall not exceed an amount equal to the Series [ ] Invested Amount at such time. The Series [ ] Invested Amount on any date will be as computed in accordance with the Series Supplement. A Sellers' Certificate has been issued to the Sellers pursuant to the Agreement which represents the Sellers' Interest.

     Subject to the terms and conditions of the Agreement, the Sellers may from time to time direct the Trustee, on behalf of the Trust, to issue one or more new Series of Investor Certificates, which will represent fractional undivided interests in certain of the Trust Assets.

     On each Distribution Date, the Paying Agent shall distribute to each Series [ ] Certificateholder of record on the last day of the preceding calendar month (each a "Record Date") such Series [ ] Certificateholder's pro rata share of such amounts as are payable to the Series [ ] Certificateholders pursuant to the Agreement and the Series Supplement. Distributions with respect to this Series [ ] Certificate will be made by the Paying Agent by check mailed to the address of the Series [ ] Certificateholder of record appearing in the Certificate Register (or, pursuant to Section 6.01 of the Series Supplement, to the extent specified by the Series [ ] Certificate Representative in a written notice to the Trustee and the Servicer, by wire transfer in accordance with such notice) without the presentation or surrender of this Series [ ] Certificate or the making of any notation thereon (except for the final distribution in respect of this Series [ ] Certificate). Final payment of this Series [ ] Certificate will be made only upon presentation and surrender of this Series [ ] Certificate at the office or agency specified in the notice of final distribution delivered by the Trustee to the Series [ ] Certificateholders in accordance with the Agreement and the Series Supplement.

     This Series [ ] Certificate does not represent an obligation of, or an interest in, the Sellers, the Servicer or any affiliate of any of them and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency or instrumentality. This Series [ ] Certificate is limited in right of payment to certain Collections with respect to the Receivables (and certain other amounts), all as more specifically set forth hereinabove and in the Agreement and the Series Supplement.

     The Agreement or any Supplement may, subject to certain conditions, be amended by the Sellers, the Servicer and the Trustee without Investor Certificateholder consent. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's rights, duties or immunities under the Agreement or otherwise.

     The Agreement or any Supplement may also be amended from time to time (including in connection with the issuance of a Supplemental Certificate) by the Servicer, the Sellers and the Trustee, with the consent of the Holders of Investor Certificates evidencing not less than 66-2/3% of the aggregate unpaid principal amount of the Investor Certificates of all adversely affected Series, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement or any Supplement or of modifying in any manner the rights of the Investor Certificateholders; provided, however, that no such amendment shall (i) reduce in any manner the amount of or delay the timing of any distributions to be made to Investor Certificateholders or deposits of amounts to be so distributed without the consent of each affected Investor Certificateholder, (ii) change the definition of or the manner of calculating the interest of any Investor Certificateholder without the consent of each affected Investor Certificateholder, (iii) reduce the aforesaid percentage required to consent to any such amendment without the consent of each Investor Certificateholder or (iv) adversely affect the rating of any Series or Class by the Rating Agency without the consent of the Holders of Investor Certificates of such Series or Class evidencing not less than 66-2/3% of the aggregate unpaid principal amount of the Investor Certificates of such Series or Class. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's rights, duties or immunities under this Agreement or otherwise.

     Subject to the limitations set forth in the Series Supplement, the transfer of this Series [ ] Certificate shall be registered in the Certificate Register upon surrender of this

Series [ ] Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Trustee or the Transfer Agent and Registrar, duly executed by the Series [ ] Certificateholder or such Series [ ] Certificateholder's attorney, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Series [ ] Certificates of authorized denominations and for the same aggregate fractional undivided interest will be issued to the designated transferee or transferees.

     As provided in the Agreement and subject to certain limitations therein set forth, Series [ ] Certificates are exchangeable for new Series [ ] Certificates evidencing like aggregate fractional undivided interests as requested by the Series [ ] Certificateholder surrendering such Series [ ] Certificates. No service charge may be imposed for any such exchange but the Servicer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

     The Servicer, the Trustee, the Paying Agent and the Transfer Agent and Registrar and any agent of any of them, may treat the person in whose name this Series [ ] Certificate is registered as the owner hereof for all purposes, and neither the Servicer nor the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent of any of them, shall be affected by notice to the contrary except in certain circumstances described in the Agreement.

     THIS SERIES [ ] CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                  ASSIGNMENT

            Social Security or other identifying number of assignee

                           _________________________

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________

  _________________________________________________________________________
                        (name and address of assignee)

the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints ______________________, attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated: ______________                             _____________________*


                                       Signature Guaranteed:


                                       ______________________


________________________

(*) NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Certificate in every particular, without alteration, enlargement or any change whatsoever.